CTS CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF (LOSS) / EARNINGS
SIX MONTHS ENDED JUNE 30, 2013
(In thousands, except per share amounts)

	Historical (1)	EMS (2)	Pro Forma Adjustments	Pro Forma CTS

Net sales	$301,073	$97,630	$-	$203,443

Costs and expenses:
Cost of goods sold	234,404	90,147	-	144,257
Insurance recovery for business interruption - casualties	-	-	-	-
Selling, general and administrative expenses	42,156	7,323	-	34,833
Research and development expenses	12,023	-	-	12,023
Insurance recovery for property damage - casualties	-	-	-	-
Restructuring and impairment charge	7,802	596	-	7,206
Gain on sale-leaseback	-	-	-	-

Operating earnings/(loss)	4,688	(436)	-	5,124

Other (expense)/income:
Interest expense, net	(1,135)	(30)	-	(1,105)
Other (expense)/income	(12)	97	-	(109)
Total other (expense)/income	(1,147)	67	-	(1,214)

Earnings/(loss) before income taxes	3,541	(369)	-	3,910

Income tax expense	11,308	692	-	10,616

Net (loss)/earnings	$(7,767)	$(1,061)	$-	$(6,706)

Net (loss) / earnings per share:
Basic	$(0.23)			$(0.20)

Diluted	$(0.23)			$(0.20)

Average common shares outstanding:
Basic	33,589			33,589

Diluted	33,589			33,589

(1) As reported in CTS Corporation and Subsidiaries unaudited financial statements contained in its Quarterly Report on Form 10-Q for the Six Months Ended June 30, 2013.

(2) Derived from EMS Segment reported numbers contained in CTS Corporation and Subsidiaries Quarterly Report on Form 10-Q for the Six Months Ended June 30, 2013 adjusted by $2,753 for certain corporate charges that could not be supportable and directly attributable to the transaction.

CTS CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
YEAR ENDED DECEMBER 31, 2012
(In thousands, except per share amounts)

	Historical (1)	EMS (2)	Pro Forma Adjustments	Pro Forma CTS

Net sales	$576,918	$272,437	$-	$304,481

Costs and expenses:
Cost of goods sold	475,536	262,571	-	212,965
Insurance recovery for business interruption - casualties	(20,893)	(20,256)	-	(637)
Selling, general and administrative expenses	80,386	17,315	-	63,071
Research and development expenses	20,918	-	-	20,918
Insurance recovery for property damage - casualties	(1,769)	(1,769)	-	-
Restructuring and impairment charge	6,386	2,949	-	3,437
Gain on sale-leaseback	(10,334)	-	-	(10,334)

Operating earnings/(loss)	26,688	11,627	-	15,061

Other (expense)/income:
Interest (expense)/income, net	(839)	10	-	(849)
Other income	1,093	861	-	232
Total other (expense)/income	254	871	-	(617)

Earnings before income taxes	26,942	12,498	-	14,444

Income tax expense	6,609	4,254	-	2,355

Net earnings	$20,333	$8,244	$-	$12,089

Net earnings per share:
Basic	$0.60			$0.36

Diluted	$0.59			$0.35

Average common shares outstanding:
Basic	33,922			33,922

Diluted	34,523			34,523

(1) As reported in CTS Corporation and Subsidiaries audited financial statements contained in its Annual Report on Form 10-K for the Year Ended December 31, 2012.
(2) Derived from EMS Segment reported numbers contained in CTS Corporation and Subsidiaries Annual Report on Form 10-K for the Year Ended December 31, 2012 adjusted by $6,566 for certain corporate charges that could not be supportable and directly attributable to the transaction.

CTS CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
YEAR ENDED DECEMBER 31, 2011
(In thousands, except per share amounts)

	Historical (1)	EMS (2)	Pro Forma Adjustments	Pro Forma CTS

Net sales	$588,506	$308,649	$-	$279,857

Costs and expenses:
Cost of goods sold	478,657	288,023	-	190,634
Insurance recovery for business interruption - casualties	(4,082)	(4,082)	-	-
Selling, general and administrative expenses	71,890	17,754	-	54,136
Research and development expenses	19,990	-	-	19,990
Insurance recovery for property damage - casualties	(6,067)	(6,067)	-	-
Restructuring and impairment charge	2,878	489	-	2,389
Gain on sale-leaseback	-	-	-	-

Operating earnings	25,240	12,532	-	12,708

Other (expense)/income:
Interest expense, net	(862)	(11)	-	(851)
Other income	1,959	1,500	-	459
Total other (expense)/income	1,097	1,489	-	(392)

Earnings before income taxes	26,337	14,021	-	12,316

Income tax expense	5,370	2,707	-	2,663

Net earnings	$20,967	$11,314	$-	$9,653

Net earnings per share:
Basic	$0.61			$0.28

Diluted	$0.60			$0.28

Average common shares outstanding:
Basic	34,321			34,321

Diluted	35,006			35,006

(1) As reported in CTS Corporation and Subsidiaries audited financial statements contained in its Annual Report on Form 10-K for the Year Ended December 31, 2011.
(2) Derived from EMS Segment reported numbers contained in CTS Corporation and Subsidiaries Annual Report on Form 10-K for the Year Ended December 31, 2011 adjusted by $5,998 for certain corporate charges that could not be supportable and directly attributable to the transaction.

CTS CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
YEAR ENDED DECEMBER 31, 2010
(In thousands, except per share amounts)

	Historical (1)	EMS (2)	Pro Forma Adjustments	Pro Forma CTS

Net sales	$552,641	$269,781	$-	$282,860

Costs and expenses:
Cost of goods sold	432,731	247,126	-	185,605
Insurance recovery for business interruption - casualties	-	-	-	-
Selling, general and administrative expenses	72,310	17,679	-	54,631
Research and development expenses	18,313	-	-	18,313
Insurance recovery for property damage - casualties	-	-	-	-
Restructuring and impairment charge	1,444	434	-	1,010
Gain on sale-leaseback	-	-	-	-

Operating earnings/(loss)	27,843	4,542	-	23,301

Other (expense)/income:
Interest expense, net	(689)	(58)	-	(631)
Other income/(expense)	872	1,651	-	(779)
Total other income/(expense)	183	1,593	-	(1,410)

Earnings before income taxes	28,026	6,135	-	21,891

Income tax expense	5,988	539	-	5,449

Net earnings	$22,038	$5,596	$-	$16,442

Net earnings per share:
Basic	$0.65			$0.48

Diluted	$0.63			$0.47

Average common shares outstanding:
Basic	34,090			34,090

Diluted	34,849			34,849

(1) As reported in CTS Corporation and Subsidiaries audited financial statements contained in its Annual Report on Form 10-K for the Year Ended December 31, 2010.
(2) Derived from EMS Segment reported numbers contained in CTS Corporation and Subsidiaries Annual Report on Form 10-K for the Year Ended December 31, 2010 adjusted by $7,042 for certain corporate charges that could not be supportable and directly attributable to the transaction.

CTS CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF JUNE 30, 2013
(In thousands of dollars)

	Historical (1)	EMS (2)	Pro Forma Adjustments		Pro Forma CTS
Assets
Current Assets
Cash and cash equivalents	$ 86,044	$ -	$ 73,100	(a)	$ 159,144
Accounts receivable, net	93,908	28,339	-		65,569
Inventories	85,160	51,778	-		33,382
Other current assets	28,955	6,824	-		22,131
Total current assets	294,067	86,941	73,100		280,226

Property, plant & equipment, net	91,068	14,640	-		76,428
Deferred income taxes	61,209	219	-		60,990
Other assets	82,329	5,132	-		77,197

Total Assets	$ 528,673	$ 106,932	$ 73,100		$494,841

Liabilities and Shareholders' Equity
Current Liabilities
Accounts payable	70,694	26,068	-		44,626
Other accrued liabilities	46,786	11,847	2,338	(b)	37,277
Total current liabilities	117,480	37,915	2,338		81,903

Long-term debt	129,500	-	-		129,500
Other obligations	20,066	17	-		20,049

Shareholders' Equity
Preferred stock - authorized 25,000,000 shares without par value; non issued	-	-	-		-
Common stock - authorized 75,000,000 shares without par value; 55,672,410
shares issued at June 30, 2013	296,102	28	28		296,102
Additional contributed capital	38,952	63,623	63,623		38,952
Retained earnings	357,681	5,349	7,111		359,443
Accumulated other comprehensive loss	(118,657)	-	-		(118,657)
	574,078	69,000	70,762		575,840
Cost of common stock held in treasury (2013 - 21,980,159)	(312,451)	-	-		(312,451)
Total shareholders' equity	261,627	69,000	70,762	(b)	263,389

Total Liabilities and Shareholders' Equity	$ 528,673	$ 106,932	$ 73,100		$494,841

(1) As reported in CTS Corporation and Subsidiaries unaudited financial statements contained in its Quarterly Report on Form 10-Q as of June 30, 2013.
(2) Derived from EMS Segment reported numbers contained in CTS Corporation and Subsidiaries Quarterly Report on Form 10-Q as of June 30, 2013 adjusted for assets and liabilities excluded from the stock purchase agreement.

UNAUDITED PRO FORMA CONDENSED BALANCE SHEET

NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

Pro forma adjustments reflect only those adjustments which are supportable and directly attributable to the transaction and do not include the impact of contingencies. Pro forma adjustments include the following ($ in thousands):

(a) To record cash proceeds of $75,000 net of transaction costs of $1,900 for the sale of the EMS business.

(b) Adjustment to Equity of $73,100 consists of net assets of EMS sold to Benchmark Electronics, Inc. of
$69,000 and the estimated gain on sale of net assets of $4,100 (net of taxes of $2,338). The gain is derived from the June 30, 2013 pro forma statements, the most recently available financial information.